UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                                                                                                April 27, 2011

INTERSIL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-29617	59-3590018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)

1001 Murphy Ranch Road Milpitas, California		95035
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(408) 432-8888

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 and Item 7.01. Regulation FD disclosure and Results of Operations and Financial Condition.

On April 27, 2011, Intersil Corporation issued a press release announcing its financial results for the quarter ended April 1, 2011, the first quarter of its 2011 fiscal year. A copy of the press release is furnished as Exhibit 99.1 to this report pursuant to Item 2.02 and Regulation FD.

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated April 27, 2011 announcing Intersil Corporation’s first quarter 2011 financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERSIL CORPORATION

Date:	April 27, 2011	By:	/s/ Thomas C. Tokos
		Name:	Thomas C. Tokos
		Title:	Sr. Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

EX-99.1	Press Release dated April 27, 2011 announcing Intersil Corporation’s first quarter 2011 financial results.